Going Concern Considerations	12 Months Ended
Dec. 31, 2024
Statement of Financial Position [Abstract]
Going Concern Considerations

(10) Going Concern Considerations

The financial statements of the Fund have been prepared assuming the Fund will continue as a going concern. However, as of December 31, 2024, certain conditions give rise to indicators of substantial doubt about the Fund’s ability to continue as a going concern. The Fund requires additional capital to meet its ongoing obligations, maintain its investment strategy, and support operational expenses. At December 31, 2024, the Fund had $3.0 million in Level 1 liquid assets and working capital of $2.0 million. The Fund’s current estimated liquidity shortfall over the next 12 months is approximately $4.7 million prior to deferral of the management fee (see Note 5). After deferral of the management fee, the estimated projected liquidity surplus over the next 12 months from issuance of these financial statements is approximately $40 thousand.

Management’s Plans and Mitigation Efforts

To address these conditions, the Fund’s management has adopted a plan to be implemented immediately.

The Fund has filed a shelf registration with the SEC to allow an additional $1,000,000,000 of shares to be issued. The Adviser believes upon the shelf registration becoming effective, one or more offerings from the shelf can be implemented in a timely manner which will allow the Fund to raise substantial capital and alleviate any doubt for the Fund to continue as a going concern. In the event the approval of the shelf registration is delayed or is not approved, the Adviser plans to dispose of illiquid investments held in the Fund's portfolio. Given management's plans and mitigation efforts, the indicators of substantial doubt are alleviated. The financial statements do not include any adjustments that might result from the Fund's inability to continue as a going concern.